                                                                    EXHIBIT 99.9

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,282,448,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC4

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 9, 2004

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC4

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

1. EXPECTED S&P BB LOSS %                                  15.20%
    Fixed                                     8.30          1.26
    Arm                                       6.10          0.93
2. % LOSS OF "BB" CLASS - PRINC

                                                          LIBOR FORWARD - 50
BBB-                                            100%                     125%                      150%
S&P Loss Ramp*                                             S&P PREPAY RAMP**
--------------------------------------------------------------------------------------------------------
            Prin Writedown          0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
    1.00%     CumLosses         13,572,075.56 (1.00%)    13,572,075.56 (1.00%)     13,572,075.58 (1.00%)
            Prin Writedown          0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
    2.00%     CumLosses         27,144,151.16 (2.00%)    27,144,151.16 (2.00%)     27,144,151.16 (2.00%)
            Prin Writedown          0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
    3.00%     CumLosses         40,716,226.75 (3.00%)    40,716,226.75 (3.00%)     40,668,010.72 (3.00%)
            Prin Writedown          0.00 (0.00%)         5,140,380.16 (25.29%)    10,378,564.35 (51.06%)
    4.00%     CumLosses         54,288,302.33 (4.01%)    54,288,302.33 (4.01%)     52,554,785.89 (3.88%)

                                                             LIBOR FORWARD
BBB-                                            100%                      125%                     150%
S&P Loss Ramp*                                              S&P PREPAY RAMP
---------------------------------------------------------------------------------------------------------
            Prin Writedown          0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
    1.00%     CumLosses         13,574,568.08 (1.00%)     13,574,568.08 (1.00%)     13,574,568.08 (1.00%)
            Prin Writedown          0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
    2.00%     CumLosses         27,149,136.17 (2.00%)     27,149,136.17 (2.00%)     27,149,136.17 (2.00%)
            Prin Writedown          0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
    3.00%     CumLosses         40,723,704.25 (3.01%)     40,723,704.25 (3.01%)     40,675,684.81 (3.00%)
            Prin Writedown          0.00 (0.00%)          6,490,649.23 (31.93%)    11,481,106.67 (56.48%)
    4.00%     CumLosses         54,298,272.33 (4.01%)     54,298,272.33 (4.01%)     52,568,504.76 (3.88%)

                                                         LIBOR FORWARD +200
BBB-                                            100%                      125%                     150%
S&P Loss Ramp*                                             S&P PREPAY RAMP
---------------------------------------------------------------------------------------------------------
            Prin Writedown            0.00 (0.00%)           0.00 (0.00%)                0.00 (0.00%)
    1.00%     CumLosses         13,576,226.07 (1.00%)    13,576,226.07 (1.00%)      13,578,226.07 (1.00%)
            Prin Writedown            0.00 (0.00%)           0.00 (0.00%)                0.00 (0.00%)
    2.00%     CumLosses         27,156,456.15 (2.00%)    27,156,456.15 (2.00%)      27,156,456.15 (2.00%)
            Prin Writedown            0.00 (0.00%)        1,623,975.55 (7.99%)      4,772,432.94 (23.48%)
    3.00%     CumLosses         40,734,684.22 (3.01%)    40,734,684.22 (3.01%)      40,687,022.55 (3.00%)
            Prin Writedown      8,513,546.36 (41.86%)   15,878,715.06 (78.12%)     16,941,622.73 (83.35%)
    4.00%     CumLosses         54,312,912.30 (4.01%)    54,312,912.30 (4.01%)      52,588,019.78 (3.88%)

                                                            LIBOR FORWARD + 400
BBB-                                              100%                      125%                       150%
S&P Loss Ramp*                                                S&P PREPAY RAMP
------------------------------------------------------------------------------------------------------------
            Prin Writedown             0.00 (0.00%)             0.00 (0.00%)              978,007.86 (4.81%)
    1.00%     CumLosses           13,578,228.60 (1.00%)     13,578,228.60 (1.00%)      13,578,228.60 (1.00%)
            Prin Writedown             0.00 (0.00%)             0.00 (0.00%)           2,631,493.25 (12.95%)
    2.00%     CumLosses           27,156,457.20 (2.00%)     27,156,457.20 (2.00%)      27,156,457.20 (2.00%)
            Prin Writedown        8,013,295.65 (39.42%)     8,202,281.27 (40.35%)      3,525,534.13 (17.34%)
    3.00%     CumLosses           40,734,685.81 (3.01%)     40,734,685.81 (3.01%)      40,687,025.33 (3.00%)
            Prin Writedown      20,327,000.00 (100.00%)   20,327,000.00 (100.00%)           0.00 (0.00%)
    4.00%     CumLosses           54,312,914.41 (4.01%)     54,312,914.41 (4.01%)      52,588,023.32 (3.88%)

                                                           LIBOR FORWARD - 50
BB+                                           100%                        125%                         150%
S&P Loss Ramp*                                              S&P PREPAY RAMP**
------------------------------------------------------------------------------------------------------------
            Prin Writedown        0.00 (0.00%)                0.00 (0.00%)                 0.00 (0.00%)
                Yield                16.30                       19.04                        21.87
               Mod Dur                6.08                        4.97                         4.16
    1.00%     CumLosses       13,572,075.58 (1.00%)       13,572,075.58 (1.00%)        13,572,075.58 (1.00%)
            Prin Writedown        0.00 (0.00%)                0.00 (0.00%)             4,587,674.34 (25.08%)
                Yield                16.40                       17.86                        15.61
               Mod Dur                6.03                        5.39                         4.86
    2.00%     CumLosses       27,144,151.16 (2.00%)       27,144,151.16 (2.00%)        27,144,151.16 (2.00%)
            Prin Writedown        0.00 (0.00%)            8,983,627.19 (49.10%)       17,446,306.11 (95.36%)
                Yield                15.75                        9.34                        -7.09
               Mod Dur                6.35                        6.16                         5.56
    3.00%     CumLosses       40,716,226.75 (3.00%)       40,716,226.75 (3.00%)        40,668,010.72 (3.00%)
            Prin Writedown    4,714,177.07 (25.77%)     18,295,000.00 (100.00%)      18,295,000.00 (100.00%)
                Yield                11.12                      -20.07                       -27.78
               Mod Dur                7.11                        3.47                         3.24
    4.00%     CumLosses       54,288,302.33 (4.01%)       54,288,302.33 (4.01%)        52,554,785.89 (3.88%)

                                                             LIBOR FORWARD
BB+                                           100%                        125%                        150%
S&P Loss Ramp*                                              S&P PREPAY RAMP
-----------------------------------------------------------------------------------------------------------
            Prin Writedown        0.00 (0.00%)               0.00 (0.00%)                 0.00 (0.00%)
                Yield                16.29                       19.05                       21.83
               Mod Dur                6.08                        4.97                        4.17
    1.00%     CumLosses       13,574,568.08 (1.00%)       13,574,568.08 (1.00%)       13,574,568.08 (1.00%)
            Prin Writedown        0.00 (0.00%)               0.00 (0.00%)             5,022,376.47 (27.45%)
                Yield                16.39                       17.72                       15.15
               Mod Dur                6.03                        5.44                        4.89
    2.00%     CumLosses       27,149,136.17 (2.00%)       27,149,136.17 (2.00%)       27,149,136.17 (2.00%)
            Prin Writedown        0.00 (0.00%)           10,403,044.31 (56.86%)      18,140,152.09 (99.15%)
                Yield                15.69                        7.79                      -12.68
               Mod Dur                6.38                        6.26                        5.06
    3.00%     CumLosses       40,723,704.25 (3.01%)       40,723,704.25 (3.01%)       40,675,684.81 (3.00%)
            Prin Writedown    7,828,735.23 (42.79%)     18,295,000.00 (100.00%)     18,295,000.00 (100.00%)
                Yield                 8.89                      -21.39                      -29.09
               Mod Dur                7.29                        3.42                        3.21
    4.00%     CumLosses       54,298,272.33 (4.01%)       54,298,272.33 (4.01%)       52,568,504.76 (3.88%)

                                                               LIBOR FORWARD +200
BB+                                             100%                         125%                         150%
S&P Loss Ramp*                                                 S&P PREPAY RAMP
---------------------------------------------------------------------------------------------------------------
            Prin Writedown          0.00 (0.00%)                 0.00 (0.00%)                 0.00 (0.00%)
                Yield                  16.29                        18.88                        21.40
               Mod Dur                  6.08                         5.03                         4.28
    1.00%     CumLosses         13,578,228.07 (1.00%)        13,578,228.07 (1.00%)        13,578,228.07 (1.00%)
            Prin Writedown          0.00 (0.00%)             2,860,050.28 (15.63%)        8,073,539.77 (44.13%)
                Yield                  15.87                        14.34                        11.64
               Mod Dur                  6.29                         5.94                         5.09
    2.00%     CumLosses         27,156,456.15 (2.00%)        27,156,456.15 (2.00%)        27,156,456.15 (2.00%)
            Prin Writedown      8,293,885.23 (45.33%)      18,295,000.00 (100.00%)      18,295,000.00 (100.00%)
                Yield                   8.27                       -19.53                       -24.12
               Mod Dur                  7.45                         3.55                         3.39
    3.00%     CumLosses         40,734,684.22 (3.01%)        40,734,684.22 (3.01%)        40,687,022.55 (3.00%)
            Prin Writedown    18,295,000.00 (100.00%)      18,295,000.00 (100.00%)      18,295,000.00 (100.00%)
                Yield                 -25.12                       -33.01                       -36.95
               Mod Dur                  3.34                         3.14                         3.06
    4.00%     CumLosses         54,312,912.30 (4.01%)        54,312,912.30 (4.01%)        52,588,019.78 (3.88%)

                                                               LIBOR FORWARD + 400
BB+                                             100%                         125%                             150%
S&P Loss Ramp*                                                 S&P PREPAY RAMP
------------------------------------------------------------------------------------------------------------------
            Prin Writedown          0.00 (0.00%)                 0.00 (0.00%)                     0.00 (0.00%)
                Yield                  16.15                        18.18                            34.09
               Mod Dur                  6.15                         5.27                             2.42
    1.00%     CumLosses         13,578,228.60 (1.00%)        13,578,228.60 (1.00%)            13,578,228.60 (1.00%)
            Prin Writedown      6,627,128.30 (36.22%)        9,411,509.75 (51.44%)            4,001,104.11 (21.87%)
                Yield                   9.21                         8.39                            26.89
               Mod Dur                  7.51                         6.37                             2.45
    2.00%     CumLosses         27,156,457.20 (2.00%)        27,156,457.20 (2.00%)            27,156,457.20 (2.00%)
            Prin Writedown    18,295,000.00 (100.00%)      18,295,000.00 (100.00%)            9,369,595.39 (51.21%)
                Yield                 -29.54                       -29.78                            13.05
               Mod Dur                  3.27                         3.26                             2.54
    3.00%     CumLosses         40,734,685.81 (3.01%)        40,734,685.81 (3.01%)            40,687,025.33 (3.00%)
            Prin Writedown    18,295,000.00 (100.00%)      18,295,000.00 (100.00%)           14,790,254.77 (80.84%)
                Yield                 -44.02                       -44.10                           -10.78
               Mod Dur                  2.96                         2.96                             2.71
    4.00%     CumLosses         54,312,914.41 (4.01%)        54,312,914.41 (4.01%)            52,588,023.32 (3.88%)

                                    SCENARIO
                                     RATES
                                     SPEED                                        1                       2
                                    TRIGGERS                                  Forward-50              Forward-50
                                  CLEANUP CALL           S&P VECTOR              100%                    125%
                               DEFAULT P&I ADVANCE                               Fail                    Fail
                                 DEFAULT SEVERITY                             To Maturity            To Maturity
                               DEFAULT RECOVERY LAG                           100% Advance           100% Advance
                                 DEFAULT BALANCE                                 100%                    100%
                                 CPR = CDR + CRR           Months             12 months               12 months
                   INITIAL          CPR = CRR                               Current Balance        Current Balance
                    BOND               SUB-           Capped at prepay
CLASS   RATINGS     SIZE            ORDINATION          PSA standard           CPR = CRR              CPR = CRR
----------------------------------------------------------------------------------------------------------------------
A         AAA       79.75             20.25              CDR
                                                         CummLosses
M1        AA         6.75             13.50              CDR
                                                         CummLosses
M2        A          5.50              8.00              CDR
                                                         CummLosses
M3        A -        1.75              6.25              CDR
                                                         CummLosses
B1       BBB +       1.50              4.75              CDR
                                                         CummLosses
B2       BBB         1.00              3.75              CDR
                                                         CummLosses
B3       BBB-        1.50              2.25              CDR                             2.68                   2.60
                                                         CummLosses       82,897,816.47 (6.12%)  62,934,335.53 (4.64%)
B4       BB+         1.35              0.90              CDR                             2.24                   1.97
                                                         Yield                          10.54                  11.63
                                                         Mod Dur                         7.55                   6.35
                                                         CummLosses       69,771,783.45 (5.15%)  48,095,101.66 (3.55%)
                        -              0.90              CDR                                -                      -
                                                         CummLosses
OC                   0.90                 -                                                 -                      -

                                    SCENARIO
                                     RATES
                                     SPEED                    3                       4                      5
                                    TRIGGERS              Forward-50               Forward                Forward
                                  CLEANUP CALL               150%                    100%                   125%
                               DEFAULT P&I ADVANCE           Fail                    Fail                   Fail
                                 DEFAULT SEVERITY        To Maturity            To Maturity              To Maturity
                               DEFAULT RECOVERY LAG      100% Advance            100% Advance            100% Advance
                                 DEFAULT BALANCE             100%                    100%                    100%
                                 CPR = CDR + CRR           12 months              12 months               12 months
                   INITIAL          CPR = CRR           Current Balance        Current Balance         Current Balance
                    BOND               SUB-
CLASS   RATINGS     SIZE            ORDINATION             CPR = CRR              CPR = CRR               CPR = CRR
--------------------------------------------------------------------------------------------------------------------------
A         AAA       79.75             20.25

M1        AA         6.75             13.50

M2        A          5.50              8.00

M3        A -        1.75              6.25

B1       BBB +       1.50              4.75

B2       BBB         1.00              3.75

B3       BBB-        1.50              2.25                          2.58                   2.45                    2.39
                                                      50,623,074.36 (3.74%)  76,028,338.35 (5.61%)   57,949,136.58 (4.28%)
B4       BB+         1.35              0.90                          1.76                   2.02                    1.78
                                                                    12.95                  10.54                   11.61
                                                                     5.30                   7.55                    6.35
                                                      34,715,088.56 (2.56%)  63,116,786.81 (4.66%)   43,458,407.06 (3.21%)
                        -              0.90                             -                      -                       -

OC                   0.90                 -                             -                      -                       -

                                    SCENARIO
                                     RATES
                                     SPEED                    6                       7                        8
                                    TRIGGERS               Forward               Forward+200              Forward+200
                                  CLEANUP CALL               150%                    100%                     125%
                               DEFAULT P&I ADVANCE           Fail                    Fail                     Fail
                                 DEFAULT SEVERITY         To Maturity             To Maturity             To Maturity
                               DEFAULT RECOVERY LAG       100% Advance           100% Advance             100% Advance
                                 DEFAULT BALANCE              100%                    100%                    100%
                                 CPR = CDR + CRR           12 months               12 months               12 months
                   INITIAL          CPR = CRR           Current Balance         Current Balance         Current Balance
                    BOND               SUB-
CLASS   RATINGS     SIZE            ORDINATION             CPR = CRR               CPR = CRR               CPR = CRR
---------------------------------------------------------------------------------------------------------------------------
A         AAA       79.75             20.25

M1        AA         6.75             13.50

M2        A          5.50              8.00

M3        A -        1.75              6.25

B1       BBB +       1.50              4.75

B2       BBB         1.00              3.75

B3       BBB-        1.50              2.25                          2.40                    1.47                    1.56
                                                      47,189,255.75 (3.48%)   46,246,123.76 (3.41%)   38,254,577.10 (2.82%)
B4       BB+         1.35              0.90                          1.60                    1.03                    0.95
                                                                    12.95                   10.62                   11.74
                                                                     5.30                    7.46                    6.26
                                                      31,549,363.34 (2.33%)   32,891,064.60 (2.43%)   23,540,608.05 (1.74%)
                        -              0.90                             -                       -                       -

OC                   0.90                 -                             -                       -                       -

                                    SCENARIO
                                     RATES
                                     SPEED                     9                      10                     11
                                    TRIGGERS              Forward+200             Forward+400             Forward+400
                                  CLEANUP CALL                150%                   100%                   125%
                               DEFAULT P&I ADVANCE            Fail                   Fail                   Fail
                                 DEFAULT SEVERITY         To Maturity             To Maturity             To Maturity
                               DEFAULT RECOVERY LAG       100% Advance            100% Advance           100% Advance
                                 DEFAULT BALANCE              100%                   100%                   100%
                                 CPR = CDR + CRR           12 months               12 months               12 months
                   INITIAL          CPR = CRR           Current Balance         Current Balance         Current Balance
                    BOND               SUB-
CLASS   RATINGS     SIZE            ORDINATION             CPR = CRR               CPR = CRR               CPR = CRR
--------------------------------------------------------------------------------------------------------------------------
A         AAA       79.75             20.25

M1        AA         6.75             13.50

M2        A          5.50              8.00

M3        A -        1.75              6.25

B1       BBB +       1.50              4.75

B2       BBB         1.00              3.75

B3       BBB-        1.50              2.25                          1.77                    1.03                   1.30
                                                      34,888,683.92 (2.57%)   32,920,056.13 (2.43%)  31,991,711.22 (2.36%)
B4       BB+         1.35              0.90                          0.96                    0.57                   0.67
                                                                    13.10                   10.69                  11.77
                                                                     5.22                    7.38                   6.23
                                                      19,159,046.82 (1.41%)   18,310,917.42 (1.35%)  16,554,864.67 (1.22%)
                        -              0.90                             -                       -                      -

OC                   0.90                 -                             -                       -                      -

                                    SCENARIO
                                     RATES
                                     SPEED                   12
                                    TRIGGERS             Forward+400
                                  CLEANUP CALL               150%
                               DEFAULT P&I ADVANCE           Fail
                                 DEFAULT SEVERITY        To Maturity
                               DEFAULT RECOVERY LAG      100% Advance
                                 DEFAULT BALANCE             100%
                                 CPR = CDR + CRR           12 months
                   INITIAL          CPR = CRR           Current Balance
                    BOND               SUB-
CLASS   RATINGS     SIZE            ORDINATION             CPR = CRR
--------------------------------------------------------------------------
A         AAA       79.75             20.25

M1        AA         6.75             13.50

M2        A          5.50              8.00

M3        A -        1.75              6.25

B1       BBB +       1.50              4.75

B2       BBB         1.00              3.75

B3       BBB-        1.50              2.25                          1.59
                                                      31,469,416.57 (2.32%)
B4       BB+         1.35              0.90                          0.77
                                                                    13.11
                                                                     5.21
                                                      15,335,015.05 (1.13%)
                        -              0.90                             -

OC                   0.90                 -                             -